Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
Cash and Cash Equivalents

5.	Cash and Cash Equivalents

Comprise cash at banks and on hand in national or foreign currency, and investments in interbank deposits, whose maturity of operations on the effective date of investment is equal to or less than 90 days and present an insignificant risk of change in fair value, being used for managing short-term commitments.

	As of December 31,
	2025	2024
Cash and balances with banks in local currency	326,592	229,854
Cash and balances with banks in foreign currency	701	566
Total cash and balances with banks	327,293	230,420

Interbank investments (1)	525,986	1,174,990
Total cash and cash equivalents	853,279	1,405,410

(1) Highly liquid Investments with a maturity equal to or less than 90 days readily convertible into a known amount of cash and subject to an insignificant risk of changes in fair value (see note 6.3).